          As filed with the Securities and Exchange Commission on April 16, 1999


                                                               File No. 33-19896
                                                                        811-5464

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 13    [ X ]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           Amendment No. 14    [ X ]

                       (Check appropriate box or boxes)

                      ----------------------------------

                 LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                          Fort Wayne, Indiana  46802
              (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code (219) 455-2000

                             Jack D. Hunter, Esq.
                             200 East Berry Street
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)

                       copies of all communications to
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.,
                                   Suite 825
                            Washington, D.C.  20036
                       attention:  Gary O. Cohen, Esq.
                                   Bruce Rosenblum, Esq.

                         Fiscal year-end:  December 31

                      ----------------------------------


                      ----------------------------------

It is proposed that this filing will become effective:

             ___ immediately upon filing pursuant to paragraph (b)
              X  on May 1, 1999, pursuant to paragraph (b)
             ---
             ___ 60 days after filing pursuant to paragraph (a) (1)
             ___ on _________ pursuant to paragraph (a) (1)
             ___ 75 days after filing pursuant to paragraph (a) (2)
             ___ on _________ pursuant to paragraph (a) (2) of Rule 485.


If appropriate, check the following box:
[X] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

PREFACE TO THE LINCOLN NATIONAL FUNDS PROSPECTUSES

THE PREFACE AND DIRECTORY ARE PART OF THE PROSPECTUS FOR EACH OF THE FOLLOWING
FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation)

Lincoln National Equity-Income Fund, Inc. (Equity Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Lincoln National Special Opportunities Fund, Inc. (Special Opportunities)

Each fund has its own Prospectus that describes the fund and its investment objective. We refer to each of the funds as a fund and to all of the funds together as the funds.

Each fund sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life insurance contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under your contract.

Each fund Prospectus discusses the information about the fund that you ought to know before choosing to invest your contract assets in one or more of the funds. You can find information unique to each fund in that fund's Prospectus. You can find information common to all funds in the General Prospectus Disclosure following the individual fund Prospectuses.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if these prospectuses are truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what these Prospectuses state. These Prospectuses do not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.

Prospectuses dated May 1, 1999

DIRECTORY FOR THE FUND PROSPECTUS

SUBJECT                                          PAGE
--------------------------------------------------------
PREFACE
SUMMARY DESCRIPTION OF THE FUND
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
FEE TABLE
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
INVESTMENT STRATEGIES
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities

SUBJECT                                          PAGE
--------------------------------------------------------
RISKS OF INVESTMENT STRATEGIES
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
INVESTMENT ADVISER AND PORTFOLIO MANAGER
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT
ADDITIONAL INFORMATION
Net asset value
Management of the funds
Purchase and redemption of fund shares
Distributions and federal income tax
considerations
Management discussion of fund performance
Financial highlights
General Information
Preparing for year 2000

LINCOLN NATIONAL
SOCIAL AWARENESS FUND, INC.

SUMMARY DESCRIPTION
OF THE FUND

The investment objective of the Social Awareness Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer). The fund pursues this objective primarily by buying and holding (investing in) a diverse group of equity securities (stocks) of large-sized U.S. companies that meet the fund's social standards: companies with market capitalizations of more than $5 billion. The fund also holds some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion.

The fund's investment strategy is to invest in stocks of established companies believed to:

- be undervalued in the market relative to other companies in an industry, and

- show growth potential significantly greater than the average expected growth rate of companies in the same industry.

The fund's secondary investment strategy places some emphasis on providing income (dividends and interest).

All companies must meet the fund's social standards. The companies may not:

- damage the natural environment;

- have significant involvement with nuclear power, military weapons, liquor, tobacco or gambling; or

- use animal testing to develop new cosmetic or personal care products.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;

- the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- will fluctuate over the long-term (3 years or more) in line with broad stock market indices, such as the Standard & Poor's 500 Composite Stock Index (S&P 500); and

- the fund's social standards strategy can cause the value of the fund's shares to fluctuate independently of broad stock market indices over short-term periods (1-3 years), and cause the fund to miss opportunities to invest in companies, industries or segments of the U.S. economy providing superior performance.

The following information provides some indication of the risks of choosing to invest your contract assets in the fund. The information shows:

- changes in the fund's performance from year to year and


- how the fund's average annual returns for one, five and ten year periods compare with those of a broad measure of market performance.



Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 ANNUAL TOTAL RETURNS
Year                        Annual Total Return
1989                                     31.18%
1990                                     -4.30%
1991                                     37.22%
1992                                      3.60%
1993                                     13.56%
1994                                      0.19%
1995                                     42.83%
1996                                     28.94%
1997                                     37.53%
1998                                     19.89%


During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 23.42%.



The fund's lowest return for a quarter occurred in the third quarter of 1990 at:
(-17.85)%.


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/98)


PERIOD BACK                              SOCIAL AWARENESS   S&P 500*
--------------------------------------------------------------------
1 year                                         19.89%         28.76%
5 year                                         24.92%         24.15%
10 year                                        19.95%         19.22%


 * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.

INVESTMENT STRATEGIES


The investment objective of the fund is long-term capital appreciation.


The fund pursues this objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 1998, the average market capitalization of the S&P 500, a broad based market index representative of larger, typically more financially stable companies, was $87 billion.)


The fund, however, only invests in companies that meet the fund's social standards described below.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

- a "growth" oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

- a "value" oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

- show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

- be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- a long history of profit growth and dividend payment, and

- a reputation for quality management, products and service.

The fund's selection of industries and the size of investments in each industry will be similar to those of the S&P 500, after considering the fund's social standards. The fund uses the following fundamental criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an on-going basis. The fund replaces a current investment, if a possible new investment appears significantly more attractive under the fund's investment criteria.

SOCIAL STANDARDS

The fund will not knowingly buy or hold stocks of companies that engage in:

- activities that result, or are likely to result, in damage to the natural environment;

- production of nuclear power, design or construction of nuclear power plants, or manufacture of equipment for the production of nuclear power;

- manufacture of, or contracting for, military weapons;

- liquor, tobacco or gambling businesses; and/or

- the use of animals for testing when developing new cosmetics and personal care products.

The fund may modify these standards at any time, without prior shareholder approval or notice.

The fund, its advisor and sub-advisor will not determine which stocks meet the fund's social standards. Instead, the fund will rely on the Social Investment Research provided by Kinder, Lydenberg, Domini & Co., Inc. (KLD), located in Cambridge, Massachusetts.

KLD specializes in providing the financial community with social standards research on publicly-traded U.S. corporations. KLD determines if and when a company's activities are significant enough to merit a "concern" or "major concern" under the fund's social standards. KLD may determine the significance of a company's activities based on (1) their size or (2) other factors selected by KLD. KLD continually refines and modifies its social standards screening process.

The fund will not buy any stock where KLD indicates a "concern" or "major concern" relating to one or more of the fund's social standards. Because of this strategy, the fund may not invest in certain types of companies, industries and segments of the U.S. economy.

PERIOD OF DISINVESTMENT

At times, the fund may hold stocks that do not meet the fund's social standards, because either (1) the stocks ceased meeting the social standards after the fund bought them or (2) the fund bought the stocks without realizing that they did not meet the social standards. The fund will seek to sell these stocks in an orderly manner to minimize any adverse effect on the value of the fund's investments. Ordinarily, the fund will sell the stocks within 90 days of determining that the stocks do not meet the social standards. However, the fund will sell the stocks within a longer period, if the advisor or sub-advisor believes that it would avoid a significant loss to the overall value of the fund's investments.

OTHER STRATEGIES

The fund may invest in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective. The fund also may hold cash or money market instruments while seeking appropriate investments.

The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks they involve.

RISKS OF INVESTMENT STRATEGIES

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments.

The fund's social standards strategy prohibits the fund from investing in certain types of companies, industries and segments of the U.S. economy. Consequently, the value of the fund's shares will fluctuate independently of broad stock market indices over short-term periods (1-3 years). Moreover, the fund may (1) miss opportunities to invest in companies, industries or segments of the U.S. economy that are providing superior performance relative to the market as a whole and (2) become invested in companies, industries and segments of the U.S. economy that are providing inferior performance relative to the market as a whole. These consequences may at times adversely affect fund performance when compared to broad market indices or to similar funds managed without the social standards strategy.

You may consider choosing the fund for investing some portion of your contract assets (1) if you are seeking the possibility of long-term capital appreciation, with some emphasis on providing income, and (2) so long as you are comfortable with the additional risks of the fund's using social standards to select investments.

INVESTMENT ADVISOR AND PORTFOLIO MANAGER


The fund's investment advisor is Lincoln Investment Management, Inc. (Lincoln Investment). You can find information about Lincoln Investment in the General Prospectus Disclosure under "Management of the funds -- Investment advisor." Lincoln Investment is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-advisor, Vantage Investment Advisors, Inc. (Vantage). Vantage's address is 630 5th Avenue, New York, New York 10111.



Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $9 billion in assets under management. Vantage began managing the fund in 1988. Enrique Chang, Vantage's Chief Investment Officer, and Christopher Harvey, a Vice-President of Vantage, manage the fund.


Mr. Chang oversees the management of all of Vantage's equity portfolios and directs Vantage's quantitative research efforts. Prior to joining Vantage, Mr. Chang was an actuary with Prudential, Director of Quantitative Analysis and Strategy with General Reinsurance Corporation, and Senior Vice President and Director of Quantitative Analysis with J&W Seligman. He graduated from Fairleigh Dickinson University, and received an MBA in finance and quantitative analysis and an MS in statistics and operations research from New York University.

Mr. Harvey manages portfolios, conducts investment research and assists in equity trading for Vantage. Prior to joining Vantage, Mr. Harvey was a financial analyst with Merrill Lynch. He graduated Bucknell University and received an MBA from New York University.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION

This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, except the Money Market Fund, determines its nav by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.

MONEY MARKET FUND. The Money Market Fund determines its NAV by the amortized cost method of valuation provided by SEC Rule 2a-7 under the Investment Company Act of 1940. Under the Rule, the fund's nav must fairly reflect market value.

See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.

MANAGEMENT OF THE FUNDS

Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.

INVESTMENT ADVISOR. Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to each fund. Its headquarters are at 200 East Berry Street, Fort Wayne, Indiana 46802.

The advisor has registered with the SEC as an investment advisor and acted as an investment advisor to mutual Funds for over 40 years. The advisor also acts as
(1) investment advisor to Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc., closed-end investment companies, and (2) sub-adviser to two of the series of Delaware Group Adviser Funds, Inc., an open-end series investment company.

The advisor is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. LNC, through its subsidiaries, provides life insurance and annuities, property-casualty insurance, reinsurance and financial services.

Directors, officers and employees of the advisor and each fund may engage in personal securities transactions, subject to restrictions and procedures of the Code of Ethics adopted by the advisor and each fund. The restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

The advisor, either directly or through a sub-advisor, provides portfolio management and investment advice to each fund and administers each fund's other affairs, subject to the supervision of each fund's Board of Directors.

Some of the funds using sub-advisors have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisors. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

Each fund pays the advisor a monthly fee for the advisor's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:

FUND                                                  ...OF AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over
                                     $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


1998 ADVISORY FEES
FUND                                    1998 RATIO OF THE ADVISOR'S COMPENSATION TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------
Aggressive Growth                                                    .73%
Bond                                                                  .44
Capital Appreciation                                                  .75
Equity-Income                                                         .72
Global Asset Allocation                                               .72
Growth & Income                                                       .31
International                                                         .79
Managed                                                               .36
Money Market                                                          .48
Social Awareness                                                      .34
Special Opportunities                                                 .36

--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock only to Lincoln Life. Lincoln Life holds the fund shares in separate accounts (variable accounts) that support various Lincoln Life variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their nav next determined after Lincoln Life receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life for its own account at the nav next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.

The fund normally pays for shares redeemed within seven days after Lincoln Life receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:

- the NYSE closes for other than weekends and holidays;

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Each fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Code relieves a regulated investment company from certain Federal income tax and excise tax, if the company distributes substantially all of its net investment income and net realized capital gains. See the SAI for a more complete discussion.

Each fund must meet asset diversification requirements under Section 817(h) of the Code and the related regulation of the United States Treasury Department. Each fund intends to comply with these diversification requirements.

The sole shareholder of the funds is Lincoln Life. Consequently, this Appendix does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), including the failure of a fund to meet the diversification requirements discussed above, see the Prospectus for the variable account.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the annual report, which is available upon request.

                          INCOME (LOSS) FROM       LESS DIVIDENDS
                        INVESTMENT OPERATIONS          FROM:
                                                                                                        RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET              UNREALIZED                                     NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL              NET              ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/98    $16.385    0.001    (0.810)  (0.809)  (0.023)  (2.186)   (2.209) $13.367   (6.20%)   0.81%  0.01%   102.33%  $335,366
12/31/97    $13.980    0.023     3.055    3.078     --     (0.673)   (0.673) $16.385   23.09%    0.81%  0.16%   105.07%  $342,763
12/31/96    $12.183    0.004     1.989    1.993   (0.004)  (0.192)   (0.196) $13.980   17.02%    0.82%  0.03%    77.51%  $242,609
12/31/95    $ 9.048    0.007     3.135    3.142   (0.007)    --      (0.007) $12.183   34.15%    0.94%  0.06%    85.82%  $138,471
12/31/94(1) $10.000    0.019    (0.952)  (0.933)  (0.019)    --      (0.019) $ 9.048   (9.37%)   1.11%  0.21%   100.31%  $60,697
Lincoln National Bond Fund, Inc.
12/31/98    $12.861    0.662     0.494    1.156   (1.328)    --      (1.328) $12.689    9.56%    0.52%  5.90%    51.33%  $363,808
12/31/97    $11.766    0.785     0.310    1.095     --       --       --     $12.861    9.30%    0.53%  6.45%    56.16%  $280,383
12/31/96    $12.247    0.767    (0.481)   0.286   (0.767)    --      (0.767) $11.766    2.31%    0.51%  6.56%   142.19%  $253,328
12/31/95    $10.941    0.803     1.306    2.109   (0.803)    --      (0.803) $12.247   18.95%    0.49%  6.90%   139.61%  $250,816
12/31/94    $12.693    0.741    (1.233)  (0.492)  (0.741)  (0.519)   (1.260) $10.941   (4.18%)   0.50%  6.40%   213.26%  $195,010
Lincoln National Capital Appreciation Fund, Inc.
12/31/98    $17.530   (0.003)    6.127    6.124   (0.050)  (1.832)   (1.882) $21.772   37.96%    0.83%  (0.01%)  77.99%  $770,736
12/31/97    $14.504    0.050     3.510    3.560     --     (0.534)   (0.534) $17.530   25.29%    0.89%  0.35%   137.07%  $451,036
12/31/96    $12.916    0.135     2.051    2.186   (0.135)  (0.463)   (0.598) $14.504   18.02%    0.93%  0.99%    92.73%  $267,242
12/31/95    $10.152    0.116     2.764    2.880   (0.116)    --      (0.116) $12.916   28.69%    1.07%  1.00%   195.63%  $127,936
12/31/94(1) $10.000    0.134     0.152    0.286   (0.134)    --      (0.134) $10.152    2.71%    1.18%  1.33%   185.28%  $52,904
Lincoln National Equity-Income Fund, Inc.
12/31/98    $20.118    0.282     2.204    2.486   (0.460)  (0.429)   (0.889) $21.715   12.73%    0.79%  1.40%    29.04%  $991,977
12/31/97    $15.780    0.229     4.511    4.740     --     (0.402)   (0.402) $20.118   30.67%    1.02%  1.46%    17.81%  $811,070
12/31/96    $13.507    0.288     2.451    2.739   (0.288)  (0.178)   (0.466) $15.780   19.81%    1.08%  1.99%    22.17%  $457,153
12/31/95    $10.335    0.275     3.218    3.493   (0.275)  (0.046)   (0.321) $13.507   34.74%    1.15%  2.27%    27.81%  $238,771
12/31/94(1) $10.000    0.258     0.335    0.593   (0.258)    --      (0.258) $10.335    5.65%    1.26%  2.48%    33.40%  $78,861
Lincoln National Global Asset Allocation Fund, Inc.
12/31/98    $15.628    0.357     1.585    1.942   (0.589)  (1.222)   (1.811) $15.759   13.50%    0.91%  2.36%   133.84%  $490,154
12/31/97    $14.226    0.383     2.205    2.588     --     (1.186)   (1.186) $15.628   19.47%    0.89%  2.77%   178.40%  $438,090
12/31/96    $13.391    0.392     1.522    1.914   (0.392)  (0.687)   (1.079) $14.226   15.04%    1.00%  2.93%   167.33%  $316,051
12/31/95    $11.144    0.412     2.247    2.659   (0.412)    --      (0.412) $13.391   23.95%    0.92%  3.36%   146.49%  $248,772
12/31/94    $12.502    0.349    (0.702)  (0.353)  (0.349)  (0.656)   (1.005) $11.144   (1.82%)   1.06%  3.07%   134.33%  $195,697
Lincoln National Growth and Income Fund, Inc.
12/31/98    $41.949    0.607     7.371    7.978   (1.164)  (2.475)   (3.639) $46.288   20.33%    0.35%  1.44%    33.55%  $4,263,557
12/31/97    $33.110    0.649     9.331    9.980     --     (1.141)   (1.141) $41.949   30.93%    0.35%  1.79%    32.09%  $3,540,862
12/31/96    $29.756    0.683     4.943    5.626   (0.683)  (1.589)   (2.272) $33.110   18.76%    0.36%  2.23%    46.70%  $2,465,224
12/31/95    $23.297    0.701     7.680    8.381   (0.701)  (1.221)   (1.922) $29.756   38.81%    0.35%  2.64%    51.76%  $1,833,450
12/31/94    $24.693    0.668    (0.428)   0.240   (0.668)  (0.968)   (1.636) $23.297    1.32%    0.37%  2.85%    76.34%  $1,161,324
Lincoln National International Fund, Inc.
12/31/98    $14.673    0.253     1.838    2.091   (0.189)  (0.593)   (0.782) $15.982   14.65%    0.93%  1.63%   123.11%  $501,654
12/31/97    $14.556    0.066     0.771    0.837     --     (0.720)   (0.720) $14.673    6.00%    0.93%  0.44%    77.58%  $466,229
12/31/96    $13.398    0.071     1.244    1.315   (0.071)  (0.086)   (0.157) $14.556    9.52%    1.19%  0.51%    68.67%  $440,375
12/31/95    $13.027    0.069     0.892    0.961   (0.069)  (0.521)   (0.590) $13.398    8.89%    1.27%  0.59%    63.15%  $358,391
12/31/94    $12.642    0.033     0.385    0.418   (0.033)    --      (0.033) $13.027    3.28%    1.24%  0.25%    52.78%  $316,350
Lincoln National Managed Fund, Inc.
12/31/98    $19.304    0.599     1.632    2.231   (1.162)  (1.402)   (2.564) $18.971   12.72%    0.42%  3.31%    57.36%  $965,486
12/31/97    $16.266    0.661     2.811    3.472     --     (0.434)   (0.434) $19.304   21.82%    0.42%  3.77%    53.40%  $850,646
12/31/96    $15.895    0.628     1.291    1.919   (0.628)  (0.920)   (1.548) $16.266   12.05%    0.43%  4.05%   108.86%  $675,740
12/31/95    $12.783    0.623     3.132    3.755   (0.623)  (0.020)   (0.643) $15.895   29.29%    0.43%  4.37%   112.52%  $589,165
12/31/94    $14.152    0.628    (0.814)  (0.186)  (0.628)  (0.555)   (1.183) $12.783   (1.84%)   0.44%  4.45%   160.79%  $442,140

                          INCOME (LOSS) FROM                                                            RATIO
                                  NET                                                                    OF
                                REALIZED                                                        RATIO    NET
              NET                 AND                                                            OF     INVESTMENT         NET
             ASSET      INVESTMENT OPERATIONS UNREALIZED  LESS DIVIDENDS       NET             EXPENSES INCOME           ASSETS
             VALUE      NET      GAIN     TOTAL        FROM:   NET            ASSET              TO      TO              AT END
            BEGINNING INVESTMENT (LOSS)   FROM      NET    REALIZED           VALUE            AVERAGE  AVERAGE PORTFOLIO   OF
  PERIOD      OF      INCOME      ON     INVESTMENT INVESTMENT GAIN ON  TOTAL END OF   TOTAL     NET     NET    TURNOVER PERIOD
  ENDED     PERIOD    (LOSS)(2) INVESTMENTS OPERATIONS INCOME INVESTMENTS DIVIDENDS PERIOD RETURN(3) ASSETS ASSETS  RATE (000'S)
--------------------------------------------------------------------------------------------------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/98    $10.000    0.497       N/A    0.497   (0.497 )    N/A    (0.497) $10.000    5.10 %   0.58 % 4.97 %     N/A   $137,062
12/31/97    $10.000    0.501       N/A    0.501   (0.501)     N/A    (0.501) $10.000    5.13%    0.59%  5.01%      N/A   $89,227
12/31/96    $10.000    0.505       N/A    0.505   (0.505)     N/A    (0.505) $10.000    5.07%    0.57%  5.07%      N/A   $90,358
12/31/95    $10.000    0.570       N/A    0.570   (0.570)     N/A    (0.570) $10.000    5.67%    0.52%  5.67%      N/A   $75,319
12/31/94    $10.000    0.381       N/A    0.381   (0.381)     N/A    (0.381) $10.000    3.82%    0.52%  3.82%      N/A   $77,177
Lincoln National Social Awareness Fund, Inc.
12/31/98    $35.657    0.367     6.414    6.781   (0.672)  (1.483)   (2.155) $40.283   19.89%    0.38%  1.10%    37.55%  $1,868,231
12/31/97    $27.316    0.364     9.447    9.811     --     (1.470)   (1.470) $35.657   37.53%    0.41%  1.37%    34.84%  $1,255,494
12/31/96    $22.590    0.389     5.748    6.137   (0.389)  (1.022)   (1.411) $27.316   28.94%    0.46%  1.58%    45.90%  $636,595
12/31/95    $16.642    0.432     6.491    6.923   (0.432)  (0.543)   (0.975) $22.590   42.83%    0.50%  2.21%    54.02%  $297,983
12/31/94    $17.915    0.377    (0.461)  (0.084)  (0.377)  (0.812)   (1.189) $16.642    0.19%    0.53%  2.22%    64.97%  $163,514
Lincoln National Special Opportunities Fund, Inc.
12/31/98    $35.056    0.470     1.795    2.265   (0.862)  (3.043)   (3.905) $33.416    6.79%    0.42%  1.44%    76.27%  $917,796
12/31/97    $29.423    0.477     7.293    7.770     --     (2.137)   (2.137) $35.056   28.15%    0.42%  1.57%    73.74%  $872,822
12/31/96    $27.383    0.548     3.867    4.415   (0.548)  (1.827)   (2.375) $29.423   16.51%    0.44%  2.00%    88.17%  $648,592
12/31/95    $22.164    0.616     6.131    6.747   (0.616)  (0.912)   (1.528) $27.383   31.86%    0.45%  2.39%    90.12%  $505,755
12/31/94    $24.478    0.565    (0.942)  (0.377)  (0.565)  (1.372)   (1.937) $22.164   (1.00%)   0.48%  2.49%    74.63%  $318,417

(1) The per share data, total return, ratios and portfolio turnover are calculated for the period from commencement of investment activity on January 3, 1994 through December 31, 1994. Accordingly, the total return, ratios, and portfolio turnover have NOT been calculated on an annualized basis.

(2) Per share information for the Capital Appreciation, Equity-Income, Global Asset Allocation, and International funds for the year ended December 31, 1998 was based on the average shares outstanding method.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares.

GENERAL INFORMATION

You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

Lincoln Life performs the dividend and transfer functions for each fund.

PREPARING FOR YEAR 2000

Many existing computer programs use only two digits in the date field to identify the year. If left uncorrected these programs, which were designed and developed without considering the impact of the upcoming change in the century, could fail to operate or could produce erroneous results when processing dates after December 31, 1999. For example, for a bond with a stated maturity date of July 1, 2000, a computer program could read and store the maturity date as July 1, 1900. This problem is known by many names, such as the "Year 2000 Problem", "Y2K", and the "Millenium Bug".

The Year 2000 Problem affects virtually all computer programs worldwide. It can cause a computer system to suddenly stop operating. It can also result in a computer corrupting vital company records, and the problem could go undetected for a long time. The updating of fund-related computer systems is the responsibility of Lincoln Life as part of its own year 2000 updating process. Delaware Service Company Inc. (Delaware), which provides substantially all of the accounting and valuation services for the funds, is responsible for updating all its computer systems (including those which serve the funds) to accommodate the year 2000. If Y2K problems with computer programs affecting the funds are left unchecked they can cause such problems as share transfer errors; accounting errors; improper instructions to the securities custodian of a fund; and erroneous net asset values. In a worst-case scenario, this could result in a material disruption of the operations of the funds, Lincoln Life and/or Delaware.

However, these companies are wholly owned by Lincoln National Corporation (LNC), which has had Year 2000 processes in place since 1996. LNC projects aggregate expenditures in excess of $92 million for its Y2K efforts through the year 2000. Both Lincoln Life and Delaware have dedicated Year 2000 teams and steering committees that are answerable to their counterparts in LNC.

In light of the potential problems discussed above, Lincoln Life, as part of its Year 2000 updating process, has assumed responsibility for correcting all high-priority Information Technology (IT) systems which service the funds. Delaware for its part is responsible for updating all its high-priority IT systems to support these vital services. The Year 2000 effort, for both IT and non-IT systems, is organized into four phases:

- awareness-raising and inventory of all assets (including third-party agent and vendor relationships)

- assessment and high-level planning and strategy

- remediation of affected systems and equipment; and

- testing to verify Year 2000 readiness.

Both companies are currently on schedule to have their high-priority IT systems (including those which support the funds) remediated and tested to demonstrate readiness by June 30, 1999. During the third and fourth quarters of 1999, additional testing of the environment will continue. Both companies are currently on schedule to have their high-priority non-IT systems (elevators, heating and ventilation, security systems, etc.) remediated and tested by October 31, 1999.

The work on Year 2000 issues has not suffered significant delays; however, some uncertainty remains. Specific factors that give rise to this uncertainty include (but are certainly not limited to) a possible loss of technical resources to perform the work; failure to identify all susceptible systems; and non-compliance by third parties whose systems and operations impact Lincoln Life. In a report dated February 26, 1999, entitled, INVESTIGATING THE IMPACT OF THE YEAR 2000 TECHNOLOGY PROBLEM, S. Prt 106-10, the U.S. Senate Special Committee on the Year 2000 Technology Problem expressed its concern that "Financial services firms...are particularly vulnerable to...the risk that a material customer or business partner will fail, as a result of the computer problems, to meet its obligations".

One important source of uncertainty is the extent to which the key trading partners of Lincoln Life and of Delaware will be successful in their own remediation and testing efforts. Lincoln Life and Delaware have been monitoring the progress of their trading partners; however, the efforts of these partners are beyond our control.

Lincoln Life and Delaware expect to have completed their necessary remediation and testing efforts prior to December 31, 1999. However, given the nature and complexity of the problem, there can be no guarantee by either company that there will not be significant computer problems after December 31, 1999.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 1999, into its Prospectus. Each fund will provide a free copy of its SAI on request.

You can find still further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.

For an SAI or Report, either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-6009, and paying a duplicating fee.

Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:        33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                      2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:     33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:            33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:  33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:         2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:            33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                   2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:              2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:         33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:     2-80731;   811-3291

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

PREFACE TO THE MULTI FUND-REGISTERED TRADEMARK- STATEMENTS OF ADDITIONAL INFORMATION

THE PREFACE AND TABLE OF CONTENTS ARE PART OF THE STATEMENT OF ADDITIONAL INFORMATION (SAI) FOR EACH OF THE FOLLOWING FUNDS:

Lincoln National Aggressive Growth Fund, Inc. (Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc. (Capital Appreciation)


Lincoln National Equity-Income Fund, Inc. (Equity-Income)


Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc. (Money Market)

Lincoln National Social Awareness Fund, Inc. (Social Awareness)

Lincoln National Special Opportunities Fund, Inc. (Special Opportunities)


Each fund has its own SAI that provides more information about that fund. For each fund's SAI, the fund's audited financial statements and the report of Ernst & Young LLP, Independent Auditors, are incorporated by reference to each fund's 1998 Annual Report. A fund's SAI should be read in conjunction with the Prospectus of that fund dated May 1, 1999. You may obtain a copy of any fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


A fund's SAI is not a Prospectus.

The date of each fund's SAI is May 1, 1999.

TABLE OF CONTENTS FOR THE FUND SAIS

SUBJECT                                          PAGE
--------------------------------------------------------
PREFACE
DESCRIPTION OF THE FUND
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGIES AND RISKS
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
STRATEGIC PORTFOLIO TRANSACTIONS
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities

SUBJECT                                          PAGE
--------------------------------------------------------
INVESTMENT RESTRICTIONS
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
PORTFOLIO TRANSACTIONS AND BROKERAGE
Aggressive Growth
Bond
Capital Appreciation
Equity-Income
Global Asset Allocation
Growth and Income
International
Managed
Money Market
Social Awareness
Special Opportunities
--------------------------------------------------------
GENERAL SAI DISCLOSURE -- IMPORTANT
ADDITIONAL INFORMATION
Investment advisor and sub-advisor
Directors and officers
Fund expenses
Description of shares
Strategic portfolio transactions --
additional information
Foreign investments
Valuation of portfolio securities
Custodian
Independent auditors
Financial statements
Bond and commercial paper ratings
Taxes
Derivative transactions -- definitions

LINCOLN NATIONAL
SOCIAL AWARENESS FUND, INC.

DESCRIPTION OF THE FUND


Lincoln National Social Awareness Fund, Inc. was incorporated in Maryland in 1986 as Lincoln National Government Securities Fund, Inc. It remained a development stage enterprise under that name until December, 1987, when the name was changed to Lincoln National Social Awareness Fund, Inc. The fund commenced investment activity in May, 1988. It is an open-end diversified management investment company whose investment objective of long-term capital appreciation. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See "Investment restrictions". There can be no assurance that the objective of the fund will be achieved. References to advisor in this SAI include both Lincoln Investment Management, Inc. (Lincoln Investment) and Vantage Investment Advisors, Inc.


ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies. (Italicized terms that are not defined herein are defined in the fund's Prospectus.)

FOREIGN INVESTMENTS


The fund may invest up to 15% of its assets in securities of foreign issuers. For these purposes, foreign corporate securities are securities of companies organized, or having a majority of their assets, or earning majority of their operating income in a country outside of the U.S. Securities of foreign issuers may trade on U.S. or foreign markets. Eurodollar certificates of deposit are excluded for purposes of these limitations. Foreign investments can involve risks not present in domestic investments. For a discussion of those risks, see "Foreign investments" in the General SAI Disclosure for the 11 funds.


STRATEGIC PORTFOLIO TRANSACTIONS

The portfolio manager for the fund may, at any given time, invest a portion of the fund's assets in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions.


For your convenience, in the General SAI Disclosure for the 11 funds, we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. Note also that the General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.


THE SOCIAL AWARENESS FUND IS AUTHORIZED:

a) for derivative transactions, to: sell put and covered call options and buy put options for stock and stock indices and buy and sell options to close out positions previously entered into (The aggregate cost of premiums for all outstanding options shall not exceed 30% of the fund's total assets, although the ultimate loss to the fund from options could be substantially greater than 30%.); buy and sell financial futures contracts and buy put and call options on those contracts. (For certain limited purposes, the fund may also buy financial futures contracts on an unleveraged basis and not as an anticipatory hedge.) Amounts committed to margin and paid for option premiums on futures contracts may not exceed 5% of assets.

b) for cash enhancement transactions, to: lend portfolio securities, if such loans of securities do not exceed one-third of the fund's total assets at any one time, and engage in repurchase transactions. Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.

OPTIONS TRADING

The fund will only write and purchase options in standard contracts which may be quoted on NASDAQ or traded on the national securities exchanges. The investment advisor will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.


Generally, the risk to the fund in writing options is that the investment advisor's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreased; or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price. See the General SAI Disclosure for the 11 funds for a more complete description of put and call options and the risks involved.


FUTURES CONTRACTS AND OPTIONS THEREON

Generally, the fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment advisor anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon. (For certain limited purposes, the fund is also authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge.)


See the General SAI Disclosure for the 11 funds for a more complete description of the use of futures contracts and options thereon as well as the risks related thereto.


LENDING OF PORTFOLIO SECURITIES

The fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the fund during the term of the loan. The fund will retain the incidents of ownership of the loaned securities and will be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the advisor. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

REPURCHASE AGREEMENTS


The fund may make short-term investments in repurchase agreements. See the General SAI Disclosure for the 11 funds for a description of repurchase agreements and the risks they involve.


ILLIQUID SECURITIES

The fund may invest in equity securities for which market quotations are not readily available. However, the aggregate of such investments would not exceed 5% of the value of the fund's net assets. These types of securities may have limited liquidity which can result in their being priced lower than they may be otherwise. This limitation shall not apply to U.S. Government obligations. (Debt securities having equity features are not considered equity securities for purposes of this limitation.)

INVESTMENT RESTRICTIONS

The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (1) all percentage limitations apply immediately after the making of an investment; and (2) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

The fund may not:

1. Invest more than 25% of its total assets in the securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities are treated as separate industries.

2. Borrow money, except for temporary or emergency purposes and not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amounts borrowed);

3. Invest in the securities of any one issuer unless at least 75% of the value of the fund's total assets is represented by: (a) U.S. Government obligations, cash and cash items, (b) securities of other investment companies, and (c) securities of issuers as to each of which, at the time the investment was made, the fund's investment in the issuer did not exceed 5% of the fund's total assets.

4. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations or securities which are secured by interests in real estate.

5. Make loans except that it may lend its portfolio securities if such loans are fully collateralized and such loans of securities do not exceed one-third of its total assets at any one time. See "Lending of portfolio securities." The purchase of debt securities including loan participation certificates and the entry into repurchase agreements are not considered the making of loans.

6. Purchase puts, calls or combinations thereof, except the fund may write and purchase put and call options and effect closing transactions as described under "Options trading."

7. Underwrite the securities of other issuers, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of portfolio securities.

8. Invest more than 10% of its total assets in securities (including repurchase agreements maturing in more than seven days) which are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.

9. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

10. Make short sales of securities.

11. Purchase or sell commodities or commodity futures contracts, except financial futures contracts and options thereon.

12. Purchase securities of investment companies except in connection with an acquisition, merger, consolidation or reorganization.

13. Invest in companies for the purpose of, or with the effect of, acquiring control.

14. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 2. (For purposes of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures contracts are not deemed to be pledges of assets.)

15. Issue senior securities as defined in the 1940 Act except insofar as the fund may be deemed to have issued a senior security by borrowing money in accordance with the restrictions described previously. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and initial margin deposits for futures contracts and the purchase or sale of futures contracts are not deemed to be the issuance of a senior security.)

16. Hold more than 10% of the outstanding voting securities of any one issuer.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The advisor is responsible for decisions to buy and sell securities for the fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


The advisor currently provides investment advice to a number of other clients. See "Investment advisor" in the General Prospectus Disclosure and "Sub-advisors" in the General SAI Disclosure. It will be the practice of the advisor to allocate purchase and sale transactions among the fund and others whose assets are managed in such manner as is deemed equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the advisor provides investment advice (including affiliates of the advisor). On occasions when the advisor deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the advisor, the advisor, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Portfolio securities are not purchased from or sold to the advisor or any affiliated person (as defined in the 1940 Act) of the advisor.


In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of brokerage commissions is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, commissions charged by some brokers may be greater than the amounts other brokers might charge. The advisor may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred from time to time, and, in that connection, will receive reports from the advisor and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the advisor by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the advisor regards as a useful supplement of its own internal research capabilities. The advisor may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the advisor's clients; in addition, the advisor may allocate trades among brokers that generally provide superior brokerage and research services. During 1998, the advisor directed transactions totaling approximately $50.3 million to these brokers and paid commissions of approximately $62,712 in connection with these transactions. Research services furnished by brokers are used for the benefit of all the advisor's clients and not solely or necessarily for the benefit of the fund. The advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the advisor by any amount that might be attributable to the value of such services.



The aggregate amount of brokerage commissions paid by the fund was $1,466,191, $909,290, and $628,906 during 1998, 1997 and 1996, respectively.


If the fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.

The writing of options by the fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the fund may write may be affected by options written by other investment advisory clients of its advisor. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this Prospectus, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.


Under the sub-advisory agreement (see "Investment advisor and sub-advisor" in the General SAI Disclosure) between the advisor (Lincoln Investment) and the sub-advisor (Vantage), the sub-advisor may perform some, or substantially all, of the investment advisory services required by the fund, even though the advisor remains primarily responsible for investment decisions affecting the fund. The sub-advisor will follow the same procedures and policies which are followed by the advisor as described previously. The sub-advisor currently provides investment advice to a number of other clients.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GENERAL SAI DISCLOSURE


(Note: this is uniform information for the 11 Funds. See each Fund's SAI for information specific to that Fund.)


THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.


INVESTMENT ADVISOR AND SUB-ADVISOR


Lincoln Investment Management, Inc. (Lincoln Investment or advisor) is the investment advisor to the funds and is headquartered at 200 E. Berry Street, Fort Wayne, Indiana 46802. Lincoln Investment is a subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corp. (LNC), a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. Lincoln Investment is registered with the Securities and Exchange Commission (SEC) as an investment advisor and has acted as an investment advisor to mutual funds for over 40 years. The advisor also acts as investment advisor to Lincoln National Income Fund, Inc. (a closed-end investment company whose investment objective is to provide a high level of current income from interest on fixed-income securities) and Lincoln National Convertible Securities Fund, Inc. (a closed-end investment company whose investment objective is a high level of total return on its assets through a combination of capital appreciation and current income) and to other clients, and also acts as sub-adviser to two of the series of Delaware Group Adviser Funds, Inc. (the Corporate Income Fund and the Federal Bond Fund of that retail mutual fund complex).



Under an Advisory Agreement with each fund, the advisor provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The advisor, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the advisor will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the advisor is set forth in the General Prospectus Disclosure to the Prospectus.



                                                         1998         1997        1996
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                   $ 2,476,022  $2,109,952  $1,428,803

Bond Fund                                                  1,421,361   1,221,295   1,188,030

Capital Appreciation Fund                                  4,265,160   2,940,632   1,549,656

Equity-Income Fund                                         6,639,317   6,053,404   3,303,336

Global Asset Allocation Fund                               3,320,142   2,808,358   2,072,722

Growth and Income Fund                                    12,112,568   9,714,765   7,063,276

International Fund                                         3,837,594   3,741,563   3,319,701

Managed Fund                                               3,283,079   2,873,786   2,480,524

Money Market Fund                                            517,294     451,243     417,468

Social Awareness Fund                                      5,287,914   3,355,544   1,877,030

Special Opportunities Fund                                 3,248,791   2,824,015   2,274,229

During the last three years, the advisor received the amounts, as mentioned above, for investment advisory services. If total expenses of the funds(excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the advisor will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the advisor to each fund.

SUB-ADVISORS. As advisor, Lincoln Investment is primarily responsible for investment decisions affecting each of the funds. However, Lincoln Investment has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-advisor makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following tables for more information about the sub-advisors and their fees:


                                                    ANNUAL FEE RATE BASED ON
FUND                      SUB-ADVISOR               AVERAGE DAILY NET ASSET VALUE
----------------------------------------------------------------------------------------------------

Aggressive Growth         Putnam                    Currently .50 of 1% of the first $150 million
                          One Post Office Square    .35 of 1% of the excess over $150 million; upon
                          Boston, MA 02109          shareholder approval fees will be .50 of 1% of
                                                    the first $250 million, .45 of 1% of the excess
                                                    over $250 million

Capital Appreciation      Janus                     .55 of 1% of the first $100 million .50 of 1% of
                          100 Fillmore Street       the next $400 million; and .45 of 1% of the
                          Denver, CO 80206          excess over $500 million

Equity-Income             Fidelity Trust            .48 of 1%
                          82 Devonshire Street
                          Boston, MA 02108

Global Asset Allocation   Putnam                    The greater of (a) $40,000; or (b) .47 of 1% of
                          One Post Office Square    the first $200 million; .42 of 1% of the next
                          Boston, MA 02109          $200 million; and .40 of 1% of any excess over
                                                    $400 million

International             Delaware International    .50 of 1% of the first $200 million; .40 of 1%
                          Advisers Ltd.             of the next $200 million; and .35 of 1% of any
                          80 Cheapside,             excess over $400 million
                          London, England
                          EC2V 6EE


                                                    ANNUAL FEE RATE BASED ON MARKET
                                                    VALUE OF SECURITIES HELD IN THE
                                                    PORTFOLIO OF EACH RESPECTIVE CLIENT
                                                    FUND AT THE CLOSE OF BUSINESS ON THE
FUND                      SUB-ADVISOR               LAST TRADING DAY OF EACH CALENDAR QUARTER
----------------------------------------------------------------------------------------------------

Growth and Income         Vantage                   .20 of 1%
                          630 5th Avenue
                          New York, NY 10111

Managed                   Vantage                   .20 of 1%
                          (stock portfolio only)

Social Awareness          Vantage                   .20 of 1%

Special Opportunities     Vantage                   .20 of 1%

Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus' Board.



FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Trust. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.


During the last three years each sub-advisor received the following amounts for investment sub-advisory services. Lincoln Investment, not the fund, pays all sub-advisory fees owed.


                                                          1998        1997        1996
--------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $1,450,345  $1,229,800  $  893,059

Bond Fund                                                        N/A         N/A         N/A

Capital Appreciation Fund                                  2,840,385   2,072,388   1,117,383

Equity-Income Fund                                         5,248,803   4,781,931   2,612,405

Global Asset Allocation Fund                               2,000,284   1,724,369   1,284,185

Growth and Income Fund                                     7,502,197   6,155,225   4,440,325

International Fund                                         1,233,752   1,503,294   1,326,484

Managed Fund                                               1,116,901     974,080     820,633

Money Market Fund                                                N/A         N/A         N/A

Social Awareness Fund                                      2,992,902   1,901,560     923,516

Special Opportunities Fund                                 1,775,700   1,519,961   1,168,134


SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the advisor should not be the investment advisor of the funds.


In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-advisor to withdraw its permission in the event it ceases to be the sub-advisor to the particular fund it advises.

DIRECTORS AND OFFICERS

The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:


-----------------------------------------------------------------------------------------------------------------

*          KELLY D. CLEVENGER             Vice President, Lincoln National Life Insurance Co.
           Chairman of the Board,
           President and Director, age
           46
           1300 S. Clinton Street
           Fort Wayne, IN 46802
-----------------------------------------------------------------------------------------------------------------

           JOHN B. BORSCH, JR.            Retired, formerly Associate Vice President--Investments, Northwestern
           Director, age 65               University
           1776 Sherwood Road
           Des Plaines, IL 60016
-----------------------------------------------------------------------------------------------------------------

           NANCY L. FRISBY, CPA           Formerly: Regional Vice President/Chief Financial Officer (formerly
           Director, age 57               Vice President--Finance; Regional Controller of Finance), St. Joseph
           900 N.W. 17th Street,          Medical Center, Fort Wayne, Indiana
           Miami, FL 33136                Now: Chief Financial Officer, Bascom Palmer Eye Institute, University
                                          of Miami School of Medicine, (eff. 1998)
-----------------------------------------------------------------------------------------------------------------

*          BARBARA S. KOWALCZYK           Senior Vice President and Director, Corporate Planning and Development,
           Director, age 47               Lincoln National Management Corporation; Director, Lincoln Life and
           200 East Berry Street          Annuity Company of New York (formerly Executive Vice President, Lincoln
           Fort Wayne, IN 46802           Investment Management, Inc.)
-----------------------------------------------------------------------------------------------------------------

           KENNETH G. STELLA              President, Indiana Hospital and Health Association
           Director, age 55
           One America Square
           Indianapolis, IN 46282
-----------------------------------------------------------------------------------------------------------------

           JANET C. CHRZAN                Vice President and Treasurer, Lincoln National Corp. (formerly Vice
           Treasurer, age 50              President and General Auditor)
           200 East Berry Street
           Fort Wayne, IN 46802
-----------------------------------------------------------------------------------------------------------------

           CYNTHIA A. ROSE                Secretary, Lincoln National Life Insurance Co.
           Secretary, age 44              Secretary and Assistant Vice President (eff. 1/1/99)
           200 East Berry Street
           Fort Wayne, IN 46802
-----------------------------------------------------------------------------------------------------------------


* Interested persons of the funds, as defined in the 1940 Act.

                                         COMPENSATION TABLE
----------------------------------------------------------------------------------------------------
                                 AGGREGATE COMPENSATION             TOTAL COMPENSATION FROM FUND
NAME OF PERSON, POSITION            FROM EACH FUND*                       AND FUND COMPLEX
----------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.                                                           $16,394
Director                                 $1,488
----------------------------------------------------------------------------------------------------
NANCY L. FRISBY                                                                15,851
Director                                 1,439
----------------------------------------------------------------------------------------------------
KENNETH G. STELLA                                                              16,800
Director                                 1,400
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* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.


FUND EXPENSES

Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors;
the expenses of printing and mailing proxy statements and shareholder reports;
custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the advisor or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.

DESCRIPTION OF SHARES

The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As sole shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act.
However, as stated in the Prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law.
Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.

All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so.
In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Sale and redemption of shares.

The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as: (1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies;
and (4) a shareholder vote is not required with respect to a distribution agreement. In

                                                                             A-5
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adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The
Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.

STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION

Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1.  Equity contracts: stock options and indexed options; equity swaps;
            stock index futures and options on futures; swaptions;

        2.  Interest rate contracts: interest rate futures and options on them;
            forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors);
            and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.


SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS
GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of these SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.


There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one

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       indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE
       OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

2. CASH ENHANCEMENT TRANSACTIONS

Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.

       With respect to the loaned securities, voting rights or rights to consent pass to the borrower.

                                                                             A-7

       However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to Lincoln Investment, to any sub-advisor, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.

RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)


OPTIONS TRADING

The fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.

Put and call options are generally short-term contracts with durations of nine months or less. The investment advisor will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.

Generally, the risk to the fund in writing options is that the investment advisor's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.

As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

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Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

FUTURES CONTRACTS AND OPTIONS THEREON


The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment advisor anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.



The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.



The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment advisor could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.


Successful use of futures contracts by the fund is also subject to the ability of the investment advisor to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment advisor.

The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

The fund's successful use of futures contracts and options thereon depends upon the ability of its investment advisor to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.

LENDING OF PORTFOLIO SECURITIES

The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the advisor. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.

As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the advisor to be creditworthy.

RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.

Similarly, the fund will enter into reverse repurchase agreements only with parties that the advisor or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.

FOREIGN INVESTMENTS

There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The advisor or sub-advisor will take all these factors into consideration in managing a fund's foreign investments.


The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.

FOREIGN CURRENCIES

When an advisor or sub-advisor believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.

Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's advisor or sub-advisor may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.

For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the advisor or sub-advisor believes that a particular currency may decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the advisor or sub-advisor expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.

These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the advisor or sub-advisor's projection of future exchange rates is inaccurate. See Strategic portfolio transactions.


Additionally, as of January 1, 1999, several European countries began participating in the European Economic and Monetary Union, which established a common

European currency for participating countries. This currency is commonly known as the "Euro." Each participating country is currently phasing in use of the Euro for major financial transactions. In addition, each participating country will begin using the Euro for currency transactions beginning July 1, 2002. Additional European countries may elect to participate. Funds investing in securities of participating countries could be adversely affected if the computer systems used by their major service providers are not properly prepared to handle both the implementation of this single currency and the prospect of the adoption of the Euro by additional countries in the future.


VALUATION OF PORTFOLIO SECURITIES

SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

FUTURES CONTRACTS AND OPTIONS THEREON. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.

FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.

However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the Preface to this Prospectus booklet for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and (7) deliver to the funds proxies, proxy statements, etc.

INDEPENDENT AUDITORS

Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 1998 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

FINANCIAL STATEMENTS


The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 1998 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).


BOND AND COMMERCIAL PAPER RATINGS

Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.


(The funds will not invest in commercial paper rated Prime 3).


STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:


A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).


A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

DERIVATIVE TRANSACTIONS-DEFINITIONS

The SAI for each fund and this uniform Appendix discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the Appendix:

OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.

CURRENCY OPTION. Discussed later.

FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.

INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.

STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.

OPTION ON A FUTURES CONTRACT. Discussed later.

SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.

EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.

INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).

RELATED TRANSACTIONS TO INTEREST RATE SWAPS:

a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.

FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.

INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).

OPTION ON A FUTURES CONTRACT. An option taken on a futures position.

FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.

FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.

CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.

CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.

CURRENCY OPTION. An option taken on foreign currency.

CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.

CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).

FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

Item 23.  Exhibits:

             (a)   - Articles of Incorporation*

             (b)   - By-Laws*

             (c)   - Certificate*


             (d)1. - Advisory Agreement between Lincoln Investment
                     Management Inc. and Lincoln National Social Awareness Fund, Inc.*


             (d)2. - Sub-Advisory Agreement between Lincoln Investment
                     Management Inc. and Modern Portfolio Theory Associates dated April 30, 1988.*

             (d)3. - Addendum to subadvisory agreement between Lincoln
                     Investment Management Inc. and Modern Portfolio Theory Associates dated April 30, 1988 (Filed with
                     Post-Effective Amendment No. 10 to the Registration Statement)

             (e)1. - N/A

             (e)2. - Specimen Agents Contract (Filed with post-effective
                     Amendment No. 10 to the Registration Statement)

             (f)   - N/A

             (g)   - Custody Agreement*

             (h)1. - Fund Participation Agreement

             (h)2. - Trade Name Agreement*

             (h)3. - Services Agreement between Delaware Management Holdings,
                     Inc., Delaware Service Company, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement of Lincoln National Life Insurance Company on Form S-6 (333-40745) filed on November 21, 1997.

             (h)4. - Amendment to Fund Participation Agreement

             (i)   - Opinion of Counsel*

             (j)   - Consent of Ernst & Young LLP, Independent Auditors

             (k)   - N/A

             (l)   - Investment Letter*

             (m)   - N/A

             (n)   - Financial Data Schedule

             (o)   - N/A

             (p)1. - Power of Attorney, Kenneth G. Stella


             (p)2. - Power of Attorney, John B. Borsch, Jr.


             (p)3. - Power of Attorney, Barbara S. Kowalczyk


             (p)4. - Power of Attorney, Nancy L. Frisby


             (p)5. - Power of Attorney, Eric C. Jones


             (p)6. - Power of Attorney, Janet C. Shrzan


             (p)7. - Power of Attorney, Kelly D. Clevenger


             (q)   - Org Chart


             (r)   - Memorandum Concerning Books and Records


* Filed with post-effective No. 11 to this Registration Statement

Item 24.  Persons Controlled by or Under Common Control with Registrant

             See "Management of the Fund," "Purchase of Securities Being Offered," and "Description of Shares" in the Prospectus forming Part A of this Registration Statement and "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, The Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Account C, is the sole shareholder in the Fund.

         No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 15(a) to the Form N-4 Registrant Statement filed by Lincoln National Variable Annuity Account C (File No. 33-25990), and is incorporated by reference into this Registration Statement.

Item 25. Indemnification


         Reference is made to Article IX of the Fund's By-Laws (filed as Exhibit
         (b) hereto), in the indemnification provision of the Fund Participation Agreement between Registrant and Lincoln National Life Insurance Co. (filed as Exhibit h(1) to the Registration Statement filed with Post-effective Amendment No. 13), and Section 2-418 of the Maryland General Corporation Law.


Item 26. Business and Other Connections of Investment Adviser

         Information pertaining to any business and other connections of Registrant's investment adviser, Lincoln Investment, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Adviser" in the Statement of Additional Information forming Part B of this Registration Statement, and Item 7 of Part II of Lincoln Investment's Form ADV filed separately with the Commission (File No. 801-5098). Information pertaining to any business and other connections of Registrant's sub-investment adviser, Vantage Global Advisors, Inc. ("Vantage") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the Statement of Additional Information captioned "Investment Adviser and Sub-Adviser," and Item 7 of Part II of Vantage's Form ADV filed separately with the Commission (File No. 801-15202).

         The other businesses, professions, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of Lincoln Investment and Vantage are hereby incorporated by reference, respectively, from Schedules A and D of Lincoln Investment's Form ADV and from Schedules A and D of Vantage's Form ADV.

         As of March 23, 1999, the officers and/or directors of the investment adviser held the following positions:

         (a)

                          POSITION               OTHER SUBSTANTIAL BUSINESS
                          INVESTMENT             PROFESSION, VOCATION OR
NAME                      ADVISER                EMPLOYMENT; ADDRESS
------------------------  ---------------------  ---------------------------------------------------------
David A. Berry            Vice President         Vice President, Lincoln National Income Fund, Inc. and
                                                 Lincoln National Convertible Securities Fund, Inc.,
                                                 Second Vice President, Lincoln Life & Annuity Company of
                                                 New York, 200 East Berry Street, Fort Wayne, Indiana
                                                 46802

Dennis A. Blume           Vice President         Director Lynch & Mayer, Inc., and Vantage Global Advisors,
                                                 Inc., 200 East Berry Street, Fort Wayne Indiana 46802

Steven R. Brody           Vice President         President and Director, Lincoln National Realty
                          and Director           Corporation; Vice President, The Lincoln National Life
                                                 Insurance Company, 200 East Berry Street, Fort Wayne,
                                                 Indiana 46802

Philip C. Byrde           Vice President         200 East Berry Street, Fort Wayne, Indiana 46802

David C. Fischer          Vice President         Vice President, Lincoln National Income Fund, Inc. 200
                                                 East Berry Street
                                                 Fort Wayne, Indiana 46802

J. Michael Keefer         Vice President         200 East Berry Street, Fort Wayne, Indiana 46802
                          General Counsel and
                          Assistant Secretary,
                          And Director

Mark Laurent              Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802

H. Thomas McMeekin        President and          President and Director, Lincoln National Convertible
                          Director               Securities Fund, Inc., Lincoln National Income Fund,
                                                 Inc.; Executive Vice President and Chief Investment
                                                 Officer, Lincoln National Corporation; Director, Delaware
                                                 Management Holdings, Inc., Lincoln National Realty
                                                 Corporation, Lynch & Mayer, Inc., Vantage Global Advisors;
                                                 Executive Vice President and Chief Investment Officer,
                                                 Fixed-Income Delaware Management Company, and Director of
                                                 Lincoln National Investments, Inc. (Formerly Lincoln
                                                 National Investment Companies, Inc.) Lincoln National Life
                                                 Insurance Company, 200 East Berry Street, Fort Wayne,
                                                 Indiana 46802 Other Substantial Business

Jil Schoeff-Lindholm      Portfolio Manager      200 East Berry Street, Fort Wayne, Indiana 46802

David C. Patch            Vice President         200 East Berry Street, Fort Wayne, Indiana 46802

Dennis E.  Westrick       Second Vice President  200 East Berry Street, Fort Wayne, Indiana 46802
                          and Assistant
                          Treasurer

         (b) The Sub-Adviser.

         As of March 12, 1998, the officers and/or directors of the sub-adviser held the following positions:



                          VANTAGE INVESTMENT ADVISORS
                               630 Fifth Avenue
                              New York, NY 10111

                                   OFFICERS

               T. Scott Wittman         President
               Perry D. Keck            Senior Vice President
               Enrique Chang            Senior Vice President

               Kevin S. Lee             Vice President
               Florence P. Leong        Vice President
               Evelyn M. Poy            Vice President

               Pamela L. Friedman       Vice President
               Chris P. Harvey          Vice President
               Christopher J. Rowe      Vice President
               Yi Feng Yang             Vice President
               Dennis M. Fox            Assistant Vice President
               Ruth Liu                 Assistant Vice President

                              BOARD OF DIRECTORS

                               Jeffery J. Nick
                               Bruce D. Barton
                               Dennis A. Blume
                             H. Thomas McMeekin
                              T. Scott Wittman

Item 27.  Principal Underwriters

              Not applicable.

Item 28.  Location of Accounts and Records

              See Exhibit (r).

Item 29.  Management Services

              Not applicable.


Item 30.  Undertakings

              Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 16th day of April, 1999.


                                       LINCOLN NATIONAL
                                       SOCIAL AWARENESS FUND, INC.


                                       By /s/ Kelly D. Clevenger
                                         ---------------------------
                                         Kelly D. Clevenger
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on April 16, 1999, by the following persons in the capacities indicated.


Signature                    Title                              Date
---------                    -----                              ----

/s/ Kelly D. Clevenger       Chairman of the Board              April 16, 1999
------------------------     President, and Director
Kelly D. Clevenger           (Principal Executive Officer)

*                            Director                           April 16, 1999
------------------------
John B. Borsch, Jr.

*                            Director                           April 16, 1999
------------------------
Barbara S. Kowalcayk

*                            Director                           April 16, 1999
------------------------
Nancy L. Frisby

*                            Director                           April 16, 1999
------------------------
Kenneth G. Stella

*                            Chief Accounting Officer           April 16, 1999
------------------------     (Principal Accounting Officer)
Eric C. Jones

*                            Vice President and                 April 16, 1999
------------------------     Treasurer (Principal
Janet C. Chrzan              Financial Officer)


*By /s/ Steven M. Kluever    Pursuant to a Power of Attorney filed with
    ----------------------   this Registration Statement.
    Steven M. Kluever